UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

0-28-44 (Blue Ridge)

24-0854342 (Blue Ridge)

Pennsylvania

0-28-43 (Big Boulder)

24-0822326 (Big Boulder)

(State or Other Jurisdiction of Incorporation)

(Commission File Number)

(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DB1/62436020.2

Item 1.01

Entry into a Material Definitive Agreement

As previously disclosed, on December 11, 2006, Blue Ridge Real Estate Company (the “Company”), entered into a Mortgage and Security Agreement (the “First Mortgage”) and a $3,000,000 Promissory Note (the “$3,000,000 Note”) with State Farm Bank, F.S.B. (the “Bank”).  Under the terms of the Mortgage and the $3,000,000 Note, the Bank extended the principal sum of $3,000,000 (the “First Loan”) to the Company.  The $3,000,000 Note is secured by the First Mortgage, which encumbers certain real property known as the Walgreen Store located in Dover Township, Ocean County, New Jersey.  The maturity date of the First Loan is January 1, 2009.

As previously disclosed, on December 15, 2006, the Company also entered into another Mortgage and Security Agreement (the “Second Mortgage”) and a $4,000,000 Promissory Note (the “$4,000,000 Note” and, together with the $3,000,000 Note, the “Notes”) with the Bank.  Under the terms of the Second Mortgage and the $4,000,000 Note, the Bank extended the principal sum of $4,000,000 (the “Second Loan” and together with the First Loan, the “Loans” and each a “Loan”) to the Company.  The $4,000,000 Note is secured by the Second Mortgage, which encumbers certain real property known as the Walgreen Store located in White Bear Lake, Washington County, Minnesota.  The maturity date of the Second Loan is January 1, 2009.

On December 29, 2008, the Company entered two Letter Agreements with the Bank (the “Agreements” and each, and “Agreement”) for a one year extension of the term of each of the Loans.  Pursuant to the Agreements, the extended maturity date for each Loan shall now be January 1, 2010.

The interest rate for the Notes, applicable during the one year extension, shall be calculated by adding the LIBOR Rate, as defined in the Note, in effect two LIBOR Business Days prior to the commencement of the next succeeding Interest Period plus 450 basis points over the one-month LIBOR Rate.  The LIBOR Rate in effect on December 30, 2008 was 0.45%.  The interest rate in effect for January 2009 is 4.95%.

All of the other terms and provisions of the original Mortgages and Notes remain unaltered and in full force and effect.

The foregoing is only a summary of the Agreements.  You are urged to read the Agreements in their entirety for a more complete description of the terms and conditions of each.  A copy of each of the Agreements is attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The description of the terms and conditions of the Agreements in “Item 1.01. Entry into a Material Definitive Agreement” of this Report is incorporated into this Item 2.03 by reference.

DB1/62436020.2

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated December 29, 2008, between Blue Ridge Real Estate Company and State Farm Bank, F.S.B. ($3,000,000 Loan)
10.2	Agreement, dated December 29, 2008, between Blue Ridge Real Estate Company and State Farm Bank, F.S.B. ($4,000,000 Loan)

DB1/62436020.2

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: January 5, 2009	By: /s/ Eldon D. Dietterick
Name: Eldon D. Dietterick Title: Executive Vice President and Treasurer

DB1/62436020.2

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated December 29, 2008, between Blue Ridge Real Estate Company and State Farm Bank, F.S.B. ($3,000,000 Loan)
10.2	Agreement, dated December 29, 2008, between Blue Ridge Real Estate Company and State Farm Bank, F.S.B. ($4,000,000 Loan)

DB1/62436020.2